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                                  EXHIBIT 10.27

                                 PROMISSORY NOTE

                                                               Chicago, Illinois
$1,500,000.00                                                   April 18, 2000


            FOR VALUE RECEIVED, the undersigned (the "BORROWER") HEREBY PROMISES TO PAY to the order of Horizon Group Properties, L.P., a Delaware limited partnership (the "LENDER") the principal sum of $1,500,000.00, together with all accrued but unpaid interest thereon, on the Maturity Date.

            The Borrower promises to pay interest to the Lender on the outstanding principal amount hereof from the date hereof until such principal amount is paid in full.

            1. DEFINED TERMS. As used in this Note:

            "AFFILIATE" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person.

            "BORROWER" is defined in the introductory paragraph.

            "BUSINESS DAY" means a day (other than a Saturday or Sunday) on which banks generally are open in Chicago, Illinois for the conduct of substantially all of their commercial lending activities.

            "DEFAULT RATE" is defined in SECTION 2(B).

            "DOLLARS" and the sign "$" each means lawful currency of the United States of America.

            "EVENT OF DEFAULT" is defined in SECTION 5.

            "INTEREST RATE" means ten percent (10%) per annum.

            "LENDER" is defined in the introductory paragraph.

            "LOAN" means the term loan made to the Borrower by the Lender which is evidenced by this Note.

            "LOAN DOCUMENTS" means, collectively, the Note, any guaranties and/or security agreements and other documents entered into by the Borrower to evidence or secure the loan evidenced by this Note and all documents delivered or required to be delivered by the Borrower pursuant thereto.

            "MATURITY DATE" means June 17, 2000.

            "NOTE" means this Promissory Note, as it may be amended or modified and in effect from time to time.

            "PERSON" means any natural person, corporation, firm, joint venture, partnership, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.


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            2.    INTEREST AND FEES.

            (a) INTEREST RATE. Except as otherwise provided in CLAUSE (B) of this SECTION 2, the outstanding principal amount of this Note shall, from the date hereof until such principal amount is paid in full, bear interest at the Interest Rate. Interest on this Note shall accrue and be payable on the Maturity Date or, if earlier, on any date on which the Loan is prepaid, whether by acceleration or otherwise.

            (b) RATES APPLICABLE AFTER DEFAULT. During the continuance of an Event of Default, the Lender may, at its option, by notice to the Borrower, declare that any amount due and owing hereunder from the Borrower and overdue in respect of the principal amount of the Loan evidenced by this Note shall bear interest at a rate per annum equal to fifteen percent (15%) per annum (the "DEFAULT RATE"). Interest accrued at the Default Rate on the principal amount of this Note shall be payable on demand. If any amount due and payable under this Note is not paid within five (5) Business Days following Borrower's receipt of written demand for such payment, Borrower shall pay to Lender a late charge equal to six percent (6%) of the amount which is due but unpaid.

            (c) INTEREST BASIS. Interest shall be calculated based on 30-day months for actual days elapsed on the basis of a 365-day year. Interest payable with respect to this Note or any portion hereof which is paid or prepaid shall be payable for the day the Loan is made but not for the day of any payment on the amount paid if payment is received by the Lender prior to 3:00 p.m. (Chicago time) at the place of payment.

            (d) COMMITMENT FEE. In consideration for making the Loan, Lender is entitled to a fee in an amount equal to Thirty Thousand Dollars ($30,000). which fee shall be due and payable on the Maturity Date or such earlier date on which the Loan is repaid in full.

            (e) SPECIAL FEE. In the event Lender or an affiliate of Lender does not acquire (or does acquire through a forclosure proceeding) either substantially all of the assets and business of Borrower or substantially all of the membership interests in Borrower currently held by The Prime Group, Inc., on the earlier of (i) the day on which either substantially all of the assets and business of Borrower or substantially all of the membership interests in Borrower currently held by The Prime Group, Inc. is sold, transferred or assigned to an entity which is not affiliated with Lender or The Prime Group, Inc., or (ii) October 31, 2000, Borrower shall pay Lender a fee equal to Ninety Thousand Dollars ($90,000).

            3. REQUIRED PAYMENTS; VOLUNTARY PREPAYMENT.

            (a) The principal balance of this Note shall be payable by the Borrower on the Maturity Date.

            (b) The Borrower may from time to time pay, without penalty or premium, the entire outstanding principal amount of this Note or any portion of the outstanding principal amount of this Note upon one Business Day's prior notice to the Lender.

            4. METHOD OF PAYMENT. All payments of principal, interest and other amounts owing hereunder shall be made, without set off, deduction or counterclaim, in immediately available funds to the Lender at the Lender's address at 77 West Wacker Drive, Chicago Illinois 60601, or at any other office of the Lender specified


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in writing by the Lender to the Borrower, by 3:00 p.m. (Chicago time) on the date when due. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day, and, in the case of a principal payment, such extension of time shall in such case be included in computing interest with respect to such payment.

            5. EVENT OF DEFAULT. If any of the following events (each such event, an "EVENT OF DEFAULT") shall occur and be continuing:

            (a) Any representation or warranty made, or any financial or other information provided by the Borrower to the Lender in connection with this Note or any other Loan Document shall be untrue in any material respect on the date as of which made;

            (b) The Borrower shall fail to pay any amount of principal on this Note when due, or the Borrower shall fail to pay any amount of interest on, or other amount due under, this Note when due ;

            (c) The breach by the Borrower (other than a breach which constitutes an Event of Default under another clause of this SECTION 5) of any of the terms or provisions of this Note which is not remedied within fifteen
(15) Business Days after written notice from the Lender.

            (d) The Borrower or any guarantor shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any guarantor seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or

            (e) The occurrence of a default (after the delivery of any required notice and expiration of all applicable cure periods) under any Loan Document, then the Lender may declare the principal amount and interest and other amounts outstanding under this Note owing by the Borrower, to be forthwith due and payable, whereupon such principal amount, all such interest and all such other amounts shall become and be forthwith due and payable, without presentment, demand, protest or notice of any kind by the Lender, all of which are hereby expressly waived by the Borrower; PROVIDED, HOWEVER, that if an Event of Default described in clause (d) above occurs with respect to the Borrower, the principal amount and interest and other amounts outstanding under this Note shall immediately become due and payable without any election or action on the part of the Lender. The Borrower shall, as soon as possible, and in any event within five (5) Business Days after becoming aware of the occurrence of an Event of Default or an event which, with notice or lapse of time or both, could constitute an Event of Default, deliver to the Lender a statement setting forth details of such Event of Default. In addition, Lender may exercise any and all other rights and remedies available to Lender under any of the other Loan Documents or otherwise available to Lender at law or in equity.

            6. SET OFF. Upon the occurrence and during the continuance of any Event of Default, the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other indebtedness and other obligations at any time held or owing by the Lender to or for the credit or account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Note and the Loan Documents executed in connection herewith, irrespective of whether or not the Lender shall have made any demand under this Note and although such obligations may be unmatured.


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            7. AMENDMENTS. This Note may not be amended orally but only in writing signed by the Borrower and the Lender.

            8. PRESERVATION OF RIGHTS; SURVIVAL. No delay or omission of the Lender to exercise any right under this Note shall impair such right or be construed to be a waiver of any Event of Default or an acquiescence therein. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of this Note whatsoever shall be valid unless in writing signed by the Lender and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or available to Lender at law or in equity shall be cumulative and all shall be available to the Lender until this Note has been paid in full. All representations and warranties of the Borrower contained in this Note and any other Loan Document shall survive delivery of this Note and the making of the Loan evidenced hereby.

            9. HEADINGS; ENTIRE AGREEMENT. Section headings in this Note are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Note. This Note and the Loan Documents embody the entire agreement and understanding between the Borrower and the Lender and supersede all prior agreements and understandings between the Borrower and the Lender relating to the subject matter thereof.

            10. BENEFITS OF THIS AGREEMENT. This Note shall be binding upon the Borrower and the Borrower's successors and assigns and, subject to the following sentence, shall not be construed so as to confer any right or benefit upon any Person other than the Borrower and his or her personal representatives, heirs and assigns. This Note shall inure to the benefit of the Lender and its successors and assigns, it being understood that the Lender may from time to time assign, or grant participations in, its rights hereunder in whole or in part. The Borrower shall not have the right to assign its rights or obligations hereunder.

            11. EXPENSES; INDEMNIFICATION. The Borrower agrees to reimburse the Lender for any costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees and time charges and expenses of attorneys for the Lender, which attorneys may be employees of the Lender) paid or incurred by the Lender in connection with the preparation, administration, collection or enforcement of this Note or the other Loan Documents. The Borrower further agrees to indemnify the Lender, its directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (collectively, "INDEMNIFIED OBLIGATIONS") (including, without limitation, all expenses of litigation or preparation therefor whether or not the Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Note, the transactions contemplated hereby or the direct or indirect application of the proceeds of the Loan evidenced hereby, except that no indemnified party shall be indemnified for any indemnified obligations to the extent that they arise from its own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. The obligations of the Borrower under this Section shall survive the repayment of this Note.

            12. SEVERABILITY OF PROVISIONS. Any provision in this Note that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Note are declared to be severable. If any interest payment or other charge or fee payable by the Borrower under this Note exceeds the maximum amount then permitted by applicable law, the Borrower shall be obligated to pay, and the Lender shall be entitled to receive, only the maximum amount permitted by applicable law. If the Lender has collected interest in excess of such maximum rate, the Borrower's only remedy will be that the Lender will apply such excess interest as a full or partial prepayment of the unpaid balance of the principal amount to the extent of the unpaid principal balance and refund any additional excess amount to the Borrower.


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            13. CHOICE OF LAW. THE LOAN DOCUMENTS SHALL BE CONSTRUED IN
ACCORDANCE WITH THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

            14. CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE LENDER OR ANY AFFILIATE OF THE LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

            15. WAIVER OF JURY TRIAL. THE BORROWER AND, BY ACCEPTANCE HEREOF, THE LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS NOTE.

            16. Notices. Any notice required or desired to be served, given or delivered hereunder shall be in writing (including facsimile transmission), and shall be deemed to have been validly served, given or delivered upon the earlier of (a) personal delivery to the address set forth below (b) in the case of mailed notice, two (2) days after deposit in the United States mails, with proper postage for certified mail, return receipt requested, prepaid, or in the case of notice by Federal Express or other reputable overnight courier service, one (1) day after delivery to such courier service, and (c) in the case of facsimile transmission, upon transmission with confirmation of receipt, addressed to the party to be notified as follows:

      If to the Borrower:     c/o The Prime Group, Inc.
                              77 West Wacker Drive
                              Suite 4200
                              Attn: Michael W. Reschke
                              Facsimile Number: (312) 917-1511

      With a copies to:       The Prime Group, Inc.
                              77 West Wacker Drive
                              Suite 4200
                              Attn: Robert J. Rudnik, Esq.
                              Facsimile Number: (312) 917-8442


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      If to the Lender:       Horizon Group Properties, L.P.
                              77 West Wacker Drive
                              Suite 4200
                              Attention: Gary J. Skoien
                              Facsimile Number:  (312) 917-0911

      With a copy to:         Horizon Group Properties, L.P.
                              77 West Wacker Drive
                              Suite 4200
                              Attention: Richard A. Berman
                              Facsimile Number:  (312) 917-8440


or to such other address as any of the parties may hereafter designate for itself by written notice to the other parties in the manner herein prescribed.

            17. BORROWER'S WAIVER. Borrower and all endorsers, guarantors and sureties of this Note and all other persons liable or to become liable on this Note severally waive presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Note, notice of intention to accelerate the maturity of this Note, notice of acceleration, protest and notice of protest, diligence in collection, and the bringing of suit against any other party, and agree to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, before or after maturity.

                  [Remainder of page intentionally left blank]


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            IN WITNESS WHEREOF, the undersigned Borrower has executed this Note as of the day and year first above written.

                                   BORROWER:

                                   PRIME OUTDOOR GROUP, LLC, a Delaware limited liability company


                                   By:  /s/ Mark Harris
                                        ---------------------------------------
                                   Its:     President
                                        ---------------------------------------


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